UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)         October 19, 2004
                                          --------------------------------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                     0-26323                    51-0402415
-----------------------------      ---------------          --------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)              File Number)            Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                           91367
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Woodland Hills, California                                       (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code     (818) 883-6716
                                                      ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. OTHER EVENTS.

     The Registrant reported that Simon Skurkovich, MD, Ph.D, D.Sc., Senior Scientist of Advanced Biotherapy, Inc. has been invited as one of 40 internationally renowned experts to present an authoritative paper regarding the Company's approach to treating autoimmune skin diseases using anticytokine therapy at a workshop sponsored by Berlex and organized by the Ernst Schering Research Foundation, as more specifically described in the press release filed as Exhibit 99.1.

EXHIBIT

Designation                                         Description of Exhibit
99.1                                                Press Release dated 10/19/04




                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED BIOTHERAPY, INC.
                                             (Registrant)


Date: October 19, 2004                  By: /s/ Edmond Buccellato
                                            ------------------------------------
                                            Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

Exhibit                                             Description
-------                                             -----------

99.1                                                Press Release dated 10/19/04